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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-29858



supplement dated December 6, 2002




                               DAVIS RESEARCH FUND
                                   A SERIES OF
                        DAVIS NEW YORK VENTURE FUND, INC.
                 SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 2002


The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Investment Professionals."

CHIP TUCKER, CFA has served as a Portfolio Manager of Davis Research Fund since December 1, 2002, and also serves as research analyst for Davis Advisors. Mr. Tucker joined Davis Advisors in April 2002. Prior to joining Davis Advisors Mr. Tucker worked as a portfolio manager for US Trust Company from April 2001 to April 2002, as a portfolio manager for Desai Capital Management, Inc. from April 1998 to March 2001, and as a senior research associate for Jefferies & Company, Inc. from 1996 to 1998.